Exhibit 10.4

EXECUTION VERSION

FORBEARANCE WITH RESPECT TO WAREHOUSE FACILITY AGREEMENTS

This Forbearance with respect to Warehouse Facility Agreements, dated as of the Effective Date (as defined below) (this “Forbearance”), is entered into by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Credit Suisse”), as Administrative Agent on behalf of Buyers (in such capacity, “Administrative Agent”), CREDIT SUISSE AG, A COMPANY INCORPORATED IN SWITZERLAND, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH (“CS Cayman”), ALPINE SECURITIZATION LTD (“Alpine” and together with CS Cayman, the “CS Buyers”), BARCLAYS BANK PLC (“Barclays” and together with the CS Buyers, each acting in its respective capacity as purchaser or buyer, as applicable, under the applicable Repo Transaction Documents (as defined below), the “Buyers”), BARCLAYS CAPITAL, INC., CREDIT SUISSE AG, NEW YORK BRANCH (“CS New York”), DITECH FINANCIAL LLC (“Ditech”), REVERSE MORTGAGE SOLUTIONS, INC. (“RMS”), RMS REO CS, LLC (“CS REO Subsidiary”), RMS REO BRC, LLC (“Barclays REO Subsidiary” and, together with CS REO Subsidiary, the “REO Subsidiaries”), DITECH AGENCY ADVANCE TRUST (“DAAT”), DITECH PLS ADVANCE TRUST II (“DPAT II”), and DITECH HOLDING CORPORATION (“Guarantor”, and together with Ditech, RMS, REO Subsidiaries, DAAT and DPAT II, the “Ditech Parties”).

RECITALS

WHEREAS, (i) Administrative Agent, Buyers and Ditech are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Ditech Exit Repurchase Agreement”), and (ii) the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Ditech Exit Guaranty” and, collectively with the Ditech Exit Repurchase Agreement, and the other Program Agreements (as such term is defined in the Ditech Exit Repurchase Agreement), the “Ditech Exit Transaction Documents”), dated as of February 9, 2018, by the Guarantor in favor of Administrative Agent for the benefit of the Buyers;

WHEREAS, (i) the Administrative Agent, Buyers, RMS and REO Subsidiaries are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of November 30, 2017 (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “RMS Exit Repurchase Agreement”) and (ii) the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “RMS Exit Guaranty” collectively with the RMS Exit Repurchase Agreement and the other Program Agreements (as such term is defined in the RMS Exit Repurchase Agreement), the “RMS Exit Transaction Documents”, and, together with the Ditech Exit Transaction Documents, the “Exit Repo Transaction Documents”), dated as of February 9, 2018, by the Guarantor in favor of Administrative Agent for the benefit of the Buyers;

WHEREAS, (i) Barclays and RMS are parties to that certain Master Repurchase Agreement, dated as of April 23, 2018 (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Barclays-RMS Repurchase Agreement”) and (ii) the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Barclays-RMS Guaranty” collectively with the Barclays-RMS Repurchase Agreement and the other Program Documents (as such term is defined in the Barclays-RMS Repurchase Agreement), the “Barclays-RMS Transaction Documents”), dated as of April 23, 2018, by the Guarantor in favor of Barclays. The Barclays-RMS Transaction Documents and the Exit Repo Transaction Documents are referred to herein collectively as the “Repo Transaction Documents”;

WHEREAS, (i) Ditech and CS New York were parties to that certain Master Securities Forward Transaction Agreement, dated as of September 24, 2018 (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “CS MSFTA”), and (ii) Ditech and Barclays Capital, Inc. (“Barclays MSFTA Counterparty”, and together with CS New York, the “MSFTA Counterparties”) are parties to that certain Master Securities Forward Transaction Agreement, dated as of May 22, 2017, between the Barclays MSFTA Counterparty and Ditech (as amended, restated, supplemented or otherwise modified as of the Effective Date, the (“Barclays MSFTA”, and collectively with the CS MSFTA, the “MSFTAs”);

WHEREAS, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, DAAT, as issuer, Ditech, as administrator and servicer, and Credit Suisse, as administrative agent, are parties to (i) that certain Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented, or otherwise modified prior to the Effective Date, the “DAAT Indenture”) and (ii) that certain Series 2018-VF1 Indenture Supplement, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented or otherwise modified prior to the Effective Date, the “DAAT VFN Supplement”, collectively with the DAAT Indenture and the Transaction Documents (as defined in the DAAT Indenture), the “DAAT Transaction Documents”). CS New York and Barclays, acting solely in their capacities as Series Required Noteholders (as defined in the DAAT VFN Supplement) of the Series 2018-VF1 Notes (as defined in the DAAT VFN Supplement), are referred to herein collectively as the “DAAT VFN Noteholders”;

WHEREAS, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, DPAT II, as issuer, Ditech, as administrator and servicer, and Credit Suisse, as administrative agent, are parties to (i) that certain Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented, or otherwise modified prior to the Effective Date, the “DPAT II Indenture”) and (ii) that certain Series 2018-VF1 Indenture Supplement, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented or otherwise modified prior to the Effective Date, the “DPAT II VFN Supplement”, collectively with the DPAT II Indenture and the Transaction Documents (as defined in the DPAT II Indenture), the “DPAT II Transaction Documents”). The DAAT Transaction Documents and the DPAT II Transaction Documents are referred to herein collectively as the “Servicing Advance Facility Agreements”. The Servicing Advance Facility Agreements, the Repo Transaction Documents and the MSFTAs are referred to herein each as a “Warehouse Facility Agreement” and collectively as the “Warehouse Facility Agreements”. CS New York and Barclays, acting solely in their capacities as Series Required Noteholders (as defined in the DPAT II VFN Supplement) of the Series 2018-VF1 Notes (as defined in the DPAT II VFN Supplement), are referred to herein collectively as the “DPAT II VFN Noteholders”, and together with the DAAT VFN Noteholders, the “VFN Noteholders”;

WHEREAS, (i) on December 17, 2018, the Guarantor failed to make an interest payment (the “Specified Interest Payment”) with respect to the 9.0% Second Lien Senior Subordinated PIK Toggle Notes due 2024, issued under the indenture, dated as of February 9, 2018 (as amended, supplemented or otherwise modified prior to the Effective Date, the “2L Indenture”) among the Guarantor, as issuer, the subsidiary guarantors party thereto (collectively, the “2L Indenture Guarantors”), and Wilmington Savings Fund Society, FSB, as trustee and collateral agent (in such capacities, together with any successors and assigns in any such capacity, the “2L Indenture Trustee”), and (ii) the Guarantor and the 2L Indenture Guarantors anticipate continuing to fail to make such Specified Interest Payment beyond the termination date set forth in that certain Forbearance, dated as of January 16, 2019, by and among the parties hereto (together with any other default, event of default, acceleration event or similar event under instruments governing Indebtedness (as defined below) of Guarantor or any of its Subsidiaries resulting solely from the foregoing, the “Specified Guarantor Default”);

WHEREAS, (i) the “Termination Date” (as defined in each of (x) the RMS Exit Transaction Documents and (y) the Ditech Exit Transaction Documents) is scheduled to occur on February 8, 2019 (the “Specified Repo Maturity Event”), and (ii) the “Expected Repayment Date” (as defined in each of (x) the DAAT Transaction Documents and (y) the DPAT II Transaction Documents) is scheduled to occur on February 11, 2019 (the “Specified SAF Maturity Event”, and together with the Specified Repo Maturity Event, the “Specified Maturity Events”);

WHEREAS, the Guarantor, Ditech, RMS and certain other Subsidiaries of the Guarantor (but excluding the “REO Subsidiaries” under any of the Repo Transaction Documents, DAAT, DPAT II, and the “Depositors” under the Servicing Advance Facility Agreements) may substantially concurrently file petitions to commence cases under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (to the extent commenced on or prior to February 11, 2019, the “Specified Proceeding,” and the date of such filing commencing the Specified Proceeding, the “Petition Date”; the Specified Proceeding together with the Specified Maturity Events, the Specified Guarantor Default and any other default, event of default, notice of default, acceleration event or similar event under instruments governing Indebtedness or contracts of Guarantor or any of its Subsidiaries resulting solely from the foregoing, the “Specified Events”); and

WHEREAS, the parties hereto have agreed to enter into this Forbearance subject to and on the terms set forth herein.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Forbearances.

(a) Each of the Administrative Agent and the Buyers acknowledges and agrees that as of the Effective Date (as defined below) and until the termination of this Forbearance pursuant to Section 3, and notwithstanding anything to the contrary in the Repo Transaction Documents (but subject to Sections 1(d), 1(e), 3 and 4 hereof):

(i) it shall not foreclose on property, liquidate collateral, or otherwise commence the exercise of remedies with respect to any property, funds, or collateral held or owned pursuant to any Repo Transaction Document to which it is a party, solely based upon any Specified Event; and

(ii) it shall continue to enter into Transactions (as defined in the applicable Repo Transaction Document) with the applicable Ditech Party in accordance with the terms of and subject to the conditions set forth in the applicable Repo Transaction Documents (as modified by the terms of this Forbearance) through February 8, 2019 without regard to, and notwithstanding, the definition of “Termination Date” contained in the Repo Transaction Documents.

(b) Each VFN Noteholder acknowledges and agrees that as of the Effective Date (as defined below) and until the termination of this Forbearance pursuant to Section 3, and notwithstanding anything to the contrary in the Servicing Advance Facility Agreements (but subject to Sections 1(d), 1(e), 3 and 4 hereof), it shall not foreclose on property, liquidate collateral, or otherwise commence the exercise of remedies under any Servicing Advance Facility Agreement, solely based upon any Specified Event.

(c)    The Barclays MSFTA Counterparty acknowledges and agrees (and the Administrative Agent and the other Secured Parties party hereto acknowledge and consent to such acknowledgement and agreement by the Barclays MSFTA Counterparty) that as of the Effective Date (as defined below) and until the termination of this Forbearance pursuant to Section 3, and notwithstanding anything to the contrary in the Barclays MSFTA (but subject to Sections 1(d), 1(e), 3 and 4 hereof):

(i) it shall not foreclose on property, liquidate collateral, or otherwise commence the exercise of remedies with respect to any property, funds, or collateral held or owned pursuant to the Barclays MSFTA, solely based upon any Specified Event; and

(ii) it shall not close-out any Transactions (as defined in the Barclays MSFTA) with Ditech that would otherwise remain outstanding under the Barclays MSFTA (as modified by the terms of this Forbearance), solely based upon any Specified Event.

(d) Notwithstanding anything to the contrary in this Section 1, in no event shall any forbearance or other agreement set forth in Section 1(a), 1(b) or 1(c) apply to any indebtedness (including any warehouse, credit, repurchase, line of credit, financing, derivative, hedging or forward sale agreements or other Indebtedness or obligation) in respect of which the holders, or an agent, trustee or other representative of the holders, have commenced the exercise of remedies (i) against any assets constituting or contemplated to be Collateral (as defined below), or (ii) in a manner that is materially adverse to the rights, claims or interests of any of the Secured Parties (as defined below) as determined by any or all of the Buyers in its/their sole discretion.

(e) Notwithstanding anything to the contrary herein, this Forbearance shall not, and shall not be construed to, obligate (i) the Administrative Agent or any Buyer to enter into any Transaction (as defined in the applicable Repo Transaction Document) after February 8, 2019, (ii) any MSFTA Counterparty to enter into any Transaction (as defined in the applicable MSFTA) or (iii) any VFN Noteholder to fund any VFN Draw (as defined in the DAAT Indenture and the DPAT II Indenture, as applicable) after February 8, 2019. In addition, each of the Ditech Parties specifically acknowledges and agrees that, notwithstanding anything to the contrary in the Warehouse Facility Agreements, each of the Administrative Agent, CS Buyers and CS New York has no obligation to, and does not intend to, enter into any Transaction (as defined in the Repo Transaction Documents) after February 8, 2019 or fund any VFN Draw (as defined in the DAAT Indenture and the DPAT II Indenture, as applicable) on or after February 8, 2019.

(f) For the avoidance of doubt, each of the Buyers, VFN Noteholders, MSFTA Counterparties and Administrative Agent, acknowledge and agree that none of the Ditech Parties shall be required to deliver any notice or any officer’s compliance certificate pursuant to any Warehouse Facility Document to which it is a party in connection with any Specified Event.

(g) The parties hereto acknowledge that the CS MSFTA has been terminated.

Section 2. Conditions to Effectiveness of Forbearance. This Forbearance shall become effective on February 8, 2019 (the “Effective Date”) upon (a) the Buyers having received this Forbearance executed and delivered by the parties hereto, (b) the Ditech Parties’ payment of the Upfront Forbearance Fee (as defined below), and (c) the Ditech Parties’ payment of the fees and expenses provided for in Section 10 below.

Section 3. Termination. This Forbearance shall terminate and the forbearance herein shall be void, in each case, automatically, immediately and without further notice or action upon the earliest to occur of the following, it being expressly agreed that the effect of such termination will be to permit each of the Secured Parties (as defined below) to exercise any rights, remedies, powers and privileges it may have immediately:

(a) 11:59 p.m. (EST) on February 11, 2019, if, on or prior to such time (a) the Petition Date has not occurred, and (b) the Ditech Parties have not filed in the Specified Proceeding a motion or other pleading containing executed commitment papers evidencing debtor-in-possession financing in an amount sufficient to satisfy in full all debts, claims and obligations (including any attorneys’ fees and expenses) owed to, or incurred by, Credit Suisse, the CS Buyers and CS New York under and pursuant to the Warehouse Facility Agreements on or before February 13, 2019;

(b) 11:59 pm (EST) on the fifth (5th) Business Day following the Petition Date; and

(c) any of the holders, or an agent, trustee or other representative of the holders, of any indebtedness (including any warehouse, credit, repurchase, line of credit, financing, derivative, hedging or forward sale agreements or other Indebtedness or obligation) or any other creditor shall have commenced the exercise of remedies (x) against any assets constituting or contemplated to be Collateral or (y) in a manner that is materially adverse to the rights, claims or interests of any of the Secured Parties as determined by any or all of the Buyers in its/their sole discretion;

For the avoidance doubt, the Administrative Agent, Buyers and the Ditech Parties acknowledge and agree that, upon the Effective Date, Section 8.1 of the Administration Agreement shall be deemed amended and modified so as to permit each of the Secured Parties to exercise any of their respective rights, remedies, powers and privileges under any of the Warehouse Facility Agreements notwithstanding the absence of consent or ratification of all “Required Buyers” (as that term is defined in the Administration Agreement). Notwithstanding anything to the contrary in the Administration Agreement or any other Warehouse Facility Agreement, any action or inaction by the Barclays MSFTA Counterparty under the Barclays MSFTA, including any exercise of its rights, remedies, powers and privileges under the Barclays MSFTA, shall be at the sole discretion of the Barclays MSFTA Counterparty and shall not require any consent or ratification of any other Secured Party. Further, Sections 4, 6, 7, 8, 9, 10 and 11 shall survive, notwithstanding such termination.

Section 4. Reservation of Rights; Effect and Construction of Agreement.

(a) Except as expressly provided for in Section 1 of this Forbearance, (i) the Warehouse Facility Agreements shall continue to be, and shall remain, in full force and effect in accordance with their terms, (ii) nothing in this Forbearance and no delay or failure of Administrative Agent, any Buyer, any MSFTA Counterparty, the VFN Noteholders or Barclays, CS Cayman or any of their respective Affiliates (collectively, the “Secured Parties”) in any other capacity under any Warehouse Facility Agreement in exercising (or any single or partial exercise of) any right, remedy, power or privilege pursuant to any Warehouse Facility Agreement should, or shall, be construed as a waiver of, or otherwise preclude any other or further exercise of, any of their respective rights, remedies, powers or privileges under any Warehouse Facility Agreement, and (iii) each of the Secured Parties reserves, and has not waived, its rights to exercise, in its sole discretion, any or all of its rights, remedies, powers and privileges under the respective Warehouse Facility Agreements to which such Secured Party is a party or by which it is bound.

(b) This Forbearance shall not be construed to impair the validity, perfection, or priority of any lien, encumbrance or security interest securing any obligations under any Warehouse Facility Agreement. Except to the extent expressly provided in Section 1, the terms and conditions of the Warehouse Facility Agreement shall remain unchanged and in full force and effect, and each of the Secured Parties expressly reserves the right to require strict compliance with the terms of the respective Warehouse Facility Agreements to which such Secured Party is a party or by which it is bound. Each party hereto acknowledges that the terms of this Forbearance shall not constitute a course of dealing among any of the persons or entities party hereto or from time to time party to any of the Warehouse Facility Agreements. The forbearance set forth in Section 1 shall be limited precisely as written and relate solely to the Specified Events in the manner and to the extent described in Section 1.

(c) In entering into this Forbearance, each of the Ditech Parties acknowledges that it is relying on no statement, representation, warranty, covenant, or agreement of any kind made by any Secured Party, except for the agreements of the Secured Parties expressly set forth herein.

(d) This Forbearance constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes any prior oral or written proposals, negotiations, agreements, and understandings relating to such subject matter.

Section 5. Counterparts. This Forbearance may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Forbearance by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS FORBEARANCE, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS FORBEARANCE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

(b) SECTION 10.11(B) OF THE ADMINISTRATION AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS FORBEARANCE AND SHALL APPLY AS IF FULLY SET FORTH HEREIN MUTATIS MUTANDIS.

Section 7. Headings. The headings of this Forbearance are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Benefit of Agreement. This Forbearance shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and permitted assigns. No other Person shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Forbearance.

Section 9. Forbearance Fee. In consideration for, and entry into and performance of, this Forbearance, on or before the Effective Date, the Ditech Parties shall pay to the Administrative Agent solely for the benefit of the CS Buyers and CS New York an upfront forbearance fee in an amount equal to $240,000.00 (the “Upfront Forbearance Fee”). In addition, the Ditech Parties shall pay to the Administrative Agent solely for the benefit of the CS Buyers and CS New York an additional fee equal to $80,000.00 for each Business Day, if any, on which the Ditech Parties’ obligations under the DIP Warehouse Facility Agreements have not been paid in full during the period commencing on (and including) February 14, 2019 (the “Additional Fee Start Date”) and ending on (but excluding) the earlier of (x) the Termination Date and (y) the date on which the Ditech Parties’ obligations under the DIP Warehouse Facility Agreements have been paid in full (such fee, the “Additional Fee”); provided, however, that to the extent that the date on which the Ditech Parties’ obligations under the DIP Warehouse Facility Agreements have been paid in full occurs prior to the Additional Fee Start Date, the Ditech Parties shall be entitled to a rebate of such Upfront Forbearance Fee in an amount equal to $80,000 for each such Business Day occurring prior to such Additional Fee Start Date and shall be payable to the Guarantor on the first Business Day following the date on which the Ditech Parties’ obligations under the DIP Warehouse Facility Agreements have been paid in full. The Additional Fee, if any, shall be payable on the first Business Day following the date on which such fee accrues in accordance with the foregoing, and shall be deemed fully earned and non-refundable in all respects. For the avoidance of doubt, nothing in this Section 9 shall be construed in any manner whatsoever to extend the terms and conditions of this Forbearance beyond the Termination Date as set forth in Section 3. Furthermore, for the avoidance of doubt, no Additional Fee shall accrue on any Business Day during which the Ditech Parties’ obligations under the DIP Warehouse Facility Agreements are paid in full.

Section 10. Fees and Expenses. Notwithstanding anything to the contrary in the Warehouse Facility Agreements or otherwise, the Ditech Parties shall pay all of the respective reasonable costs and expenses (including the fees and expenses of attorneys, accountants and other professionals) of the Administrative Agent, CS Buyers and CS New York in connection with the negotiation, preparation, administration, monitoring and performance of the Forbearance, as well as any such costs associated with the enforcement, defense or protection of the rights of the Administrative Agent, the CS Buyers and CS New York hereunder or under any of the Warehouse Facility Agreements. For the avoidance of doubt, the Ditech Parties shall pay on the Effective Date all of the reasonable and documented fees and expenses provided for herein that have accrued or been incurred on the Effective Date and, thereafter, at such regular intervals as requested by the Administrative Agent, the CS Buyers and CS New York. Further, for the avoidance of doubt, no fees or expenses accrued or incurred after the date on which the Ditech Parties’ obligations under the DIP Warehouse Facility Agreements have been paid in full shall be reimbursable hereunder.

Section 11. Certain Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Administration Agreement (as defined below). As used herein, the following terms shall have the following meanings:

(a) “Administration Agreement” means that certain Master Administration Agreement, dated as of November 30, 2017 but effective as of the Amendment Effective Date (as defined therein), by and among the Administrative Agent, the Buyers party thereto and the Ditech Parties party thereto, as amended by Amendment No. 1, dated as of February 12, 2018, as further amended, restated, modified and/or supplemented from time to time.

(b) “Business Day” has the meaning assigned to such term in the Administration Agreement, it being agreed by the parties hereto that February 18, 2019 does not constitute a Business Day hereunder.

(c) “Collateral” means, collectively, (i) the “Repurchase Assets” (as defined in any Repo Transaction Document), (ii) the collateral under the Netting Agreement, (iii) “Collateral” (as defined in any Servicing Advance Facility Agreement), and (iv) all other assets of any Ditech Party subject to any lien, encumbrance or security interest securing any obligations under any Warehouse Facility Agreement.

(d) “Indebtedness” means any warehouse, credit, repurchase, line of credit, financing, derivative, hedging or forward sale agreements or other Indebtedness (as defined in the Ditech Exit Repurchase Agreement).

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance to be executed and delivered by their respective duly authorized signatories as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

By:	/s/ Kwaw de Graft-Johnson
Name:	Kwaw de Graft-Johnson
Title:	Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

[SIGNATURE PAGE TO FORBEARANCE]

CREDIT SUISSE AG, NEW YORK BRANCH, as MSFTA Counterparty

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as Series Required Noteholder of the Series 2018-VF1 Notes (as such terms are defined in the DAAT VFN Supplement and the DPAT II VFN Supplement)

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

[SIGNATURE PAGE TO FORBEARANCE]

BARCLAYS CAPITAL, INC., as MSFTA Counterparty

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

BARCLAYS BANK PLC, as Buyer

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

BARCLAYS BANK PLC, as Series Required Noteholder of the Series 2018-VF1 Notes (as such terms are defined in the DAAT VFN Supplement and the DPAT II VFN Supplement)

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

[SIGNATURE PAGE TO FORBEARANCE]

DITECH FINANCIAL LLC, as a Seller Party

By:	/s/ Joanna Colaneri
Name:	Joanna Colaneri
Title:	Senior Vice President and Treasurer

REVERSE MORTGAGE SOLUTIONS, INC., as a Seller Party

By:	/s/ Andrew G. Dokos
Name:	Andrew G. Dokos
Title:	VP

RMS REO CS, LLC, as a Seller Party

By:	/s/ Andrew G. Dokos
Name:	Andrew G. Dokos
Title:	VP

RMS REO BRC, LLC, as a Seller Party

By:	/s/ Andrew G. Dokos
Name:	Andrew G. Dokos
Title:	VP

DITECH HOLDING CORPORATION, as Guarantor

By:	/s/ Joanna Colaneri
Name:	Joanna Colaneri
Title:	Senior Vice President and Treasurer

DITECH AGENCY ADVANCE TRUST, as Issuer

By:	Ditech Financial LLC, as administrator

By:	/s/ Joanna Colaneri
Name:	Joanna Colaneri
Title:	Senior Vice President and Treasurer

[SIGNATURE PAGE TO FORBEARANCE]

DITECH PLS ADVANCE TRUST II, as Issuer

By:	Ditech Financial LLC, as administrator

By:	/s/ Joanna Colaneri
Name:	Joanna Colaneri
Title:	Senior Vice President and Treasurer

[SIGNATURE PAGE TO FORBEARANCE]